UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 12, 2007
SEANERGY MARITIME CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall Islands	001-33690	98-0529217

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10, Amfitheas Avenue, Athens, Greece, 17564 P. Faliro

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 30 210 9406900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On September 28, 2007, Seanergy Maritime Corp. (the “Company”) consummated an initial public offering (“IPO”) of 23,100,000 units, which included 1,100,000 units exercised pursuant to the underwriters’ over-allotment option. The Company has been notified that Maxim Group LLC, the lead underwriter of the Company’s IPO, is not going to exercise any of the remaining units as part of its over-allotment option and is therefore renouncing any right it has to the remaining 2,200,000 units available pursuant to the over-allotment option.
     Further, Maxim Group LLC notified the Company that commencing on October 26, 2007, the common stock and warrants included in the Company’s units shall trade separately. The common stock and warrants will be listed on the American Stock Exchange under the symbols SRG and SRGW, respectively. The units will continue to be listed on the American Stock Exchange under the symbol SRGU.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits:

Exhibit No.	Description
99.1	Press release dated October 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2007	SEANERGY MARITIME CORP.
	By:	/s/ Panagiotis Zafet
		Name:	Panagiotis Zafet
		Title:	Chief Executive Officer and Co-Chairman of the Board of Directors

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